UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 23, 2014

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION WAY OAKDALE, MINNESOTA	55128

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

The Form 8-K filed on November 25, 2014 is being amended to conform the order of the Exhibit List to the Exhibit Index and to file the correct Exhibit 10.5 as the original filing contained two Exhibit 10.4s and omitted Exhibit 10.5.

(d) Exhibits
10.1 Form of Amended and Restated Severance and Change of Control Agreement
10.2 Form of 2011 Stock Incentive Plan Performance Based Restricted Stock Award Agreement for Executive Officers
10.3 Form of 2011 Stock Incentive Plan Performance Award Agreement for Executive Officers
10.4 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2014)
10.5 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2014)
10.6 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2013)
10.7 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2013)
10.8 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (pre 2013)
10.9 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (pre 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date:	January 15, 2015	By:	/s/Scott J. Robinson
Scott J. Robinson
Vice President, Chief Financial Officer
 EXHIBIT INDEX

Exhibit Number	Description

10.5	Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2014)